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                                                                   EXHIBIT 10(l)

                          IMPERIAL HOLLY CORPORATION
                    SCHEDULE OF RESTRICTED STOCK AGREEMENTS

Name                                    Title
----                                    -----
J. C. Kempner                           President, Chief Executive Officer
                                         and Chief Financial Officer
P. C. Carrothers                        Managing Director
D. W. Ehrenkranz                        Managing Director
R. W. Hill                              Managing Director
J. A. Richmond                          Managing Director
W. F. Schwer                            Managing Director, Secretary
                                         and General Counsel